HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

THIS HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this "AGREEMENT"), made as of June 25, 2001 by WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company ("BORROWER"), having an office at c/o WP Commercial, L.L.C., 26 Main Street, Chatham, New Jersey 07928l, WWG 401 NORTH WASHINGTON LLC, a Delaware limited liability company ("WWG 401"), having an office at c/o WP Commercial, L.L.C., 26 Main Street, Chatham, New Jersey 07928, WELLSFORD/WHITEHALL GROUP, L.L.C., a Delaware limited liability company ("WWG"), and WELLSFORD/WHITEHALL PROPERTIES II, L.L.C., a Delaware limited liability company (collectively with WWG, "WELLSFORD/WHITEHALL"), having an office at c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New York 10022, for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER"), having an office at 292 Long Ridge Road, Stamford, Connecticut 06927. Borrower and Wellsford/Whitehall are collectively referred to herein as "INDEMNITORS".

                              W I T N E S S E T H:
                              -------------------

WHEREAS, contemporaneously with the execution of this Agreement, Borrower, as maker, has executed and delivered to Lender, as payee, a promissory note in the original principal amount of up to $352,600,000.00 (the "NOTE") in evidence of the loan made by Lender to Borrower in such amount (the "LOAN") pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"); and

WHEREAS, the Loan is secured in part by the direct and indirect interests of Borrower and WWG 401 in and to the Properties (as defined in the Loan Agreement) (collectively, the "PREMISES"); and

WHEREAS, Lender has required, as a condition of funding the Loan, that Indemnitors indemnify and hold Lender harmless against and from certain obligations for which Lender may incur liability with respect to the Premises, by reason of the threat or presence of any Hazardous Materials (hereinafter defined) at or near any of the Premises.

NOW THEREFORE, in consideration of the foregoing premises, Ten Dollars ($10.00), and other good and valuable consideration from Lender to Indemnitors, the receipt and sufficiency of which are hereby acknowledged, Indemnitors, intending to be legally bound, hereby agree as follows:

11 Recitals. The foregoing recitals are incorporated into this Agreement by this reference.

12 Definitions.

(0) "ENVIRONMENTAL LAWS" means all Laws, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree or judgment, relative to the applicable Premises, relating to the regulation and protection of the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). "Environmental Laws" shall include Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C.ss. 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation ------ Act, as amended (49 U.S.C.ss. 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended ------ (7 U.S.C.ss. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C.ss. 6901 et seq.) ------ ------ ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C.ss. 2601 et seq.); the Clean Air Act, as amended ------ (42 U.S.C.ss. 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C.ss. 1251 et seq.); those ------ ------ portions of the Occupational Safety and Health Act, as amended (29 U.S.C.ss. 651 et seq.) ("OSHA") concerning ------ Hazardous Materials; and the Safe Drinking Water Act, as amended (42 U.S.C.ss. 300f et seq.), and any and all ------ regulations promulgated thereunder, and all analogous state and local counterparts or equivalents and any environmental transfer of ownership notification or approval statutes such as the New Jersey Industrial Site Recovery Act (N.J. Stat. Ann.ss. 13:1K-6 et seq.) ("ISRA"). ------

(1) "ENVIRONMENTAL LIABILITIES AND COSTS" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand pending or threatened by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority or other Person) and which relate to any environmental condition regulated under any Environmental Law or in connection with any other environmental matter or a Release or threatened Release in connection with any of the Premises.

(2) "GATEWAY TOWER PREMISES" means the Gateway Tower Property, as defined in the Loan Agreement.

(3) "HAZARDOUS MATERIALS" means (a) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (b) asbestos or asbestos-containing materials, (c) polychlorinated biphenyls (pcbs),
(d) radon gas, (e) underground storage tanks, (f) any explosive or radioactive substances, (g) lead or lead-based paint, or (h) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any Governmental Authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

(4) "RELEASE" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Materials in violation of Environmental Law into the indoor or outdoor environment or into or out of any property owned by such
Person, including the movement of Hazardous Materials in violation of Environmental Law through or in the air, soil, surface water, ground water or property, any disposal, any discharge, spillage, uncontrolled loss, seepage or filtration of any Hazardous Materials in violation of Environmental Law.

(5) "REMEDIAL ACTION" means all actions required by Environmental Law to (i) clean up, remove, treat or in any other way address Hazardous Materials in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

13 Representations and Warranties. As of the Closing Date, except as disclosed in the reports listed on Schedule 4.2 of the Loan Agreement, to Borrower's and WWG 401's knowledge, (1) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, disposed of or otherwise present at or about any of the Premises or any property adjacent to any of the Premises (except for cleaning and other products currently used in connection with the routine maintenance or repair of such Premises in full compliance with Environmental Laws), (2) all permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of the Premises does not, and did not previously, violate any Environmental Laws, and (3) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any liens imposed in connection with any of the Premises concerning Hazardous Materials or Environmental Laws, nor have any written notices concerning Hazardous Materials or Environmental Laws been received from any Person in connection with any assets or activities of Borrower, WWG 401 or the Nomura Borrower or any of the Premises. Borrower further represents and warrants that (i) neither Borrower, WWG 401, the Nomura Borrower nor, to its knowledge, any other party has been, is or will be involved in operations at or near any of the Premises which operations could lead to (A) the imposition of liability on Borrower, WWG 401 or the Nomura Borrower, or on any subsequent or former owner of any of the Premises, or (B) the creation of a lien on any of the Premises under the Environmental Laws or under any similar laws or regulations, and (ii) Borrower, WWG 401 have not permitted, and will not permit, any tenant or occupant of any of the Premises to engage in any activity that could impose liability under the Environmental Laws on Borrower or the Nomura Borrower or any other owner of any of the Premises.

14       Covenants.

(0) Borrower and WWG 401 shall, and shall cause the Nomura Borrower to (i) comply strictly and in all respects with the requirements of the Environmental Laws and shall notify Lender within 10 days of Borrower's, WWG 401's or Nomura Borrower's obtaining knowledge in the event of (A) any Release at, upon, under or within any of the Premises, or (B) discovery of any Hazardous Materials at, upon, under or within any of the Premises where such discovered Hazardous Materials may result in Environmental Liabilities and Costs and (ii) forward promptly to Lender copies of all orders, notices, permits, applications and other communications and reports Borrower, WWG 401 or the Nomura Borrower receives in connection with any Release or the presence of any Hazardous Materials or any other matters relating to the Environmental Laws, as all of the above may affect any of the Premises or any other properties owned by Borrower, WWG 401 or the Nomura Borrower.

(1) To the extent that Lender reasonably believes that circumstances exist that require additional environmental testing to be performed on any of the Premises, promptly upon the written request of Lender from time to time, Borrower and WWG 401 shall provide Lender, at Borrower's and WWG 401's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm mutually acceptable to Lender and Borrower, to assess with a reasonable degree of certainty the presence or absence of any Hazardous Materials and the potential costs in connection with Remedial Action of any Hazardous Materials found on, under, at or within such Premises.

15       Indemnity.

(0) Indemnitors shall at all times indemnify and hold harmless Lender against and from any and all Environmental Liabilities and Costs, including reasonable attorneys' fees, litigation costs and any costs of settlement, suffered or incurred by Lender, including those with respect to:

(1) any Release, the threat of a Release or the presence of any Hazardous Materials affecting any of the Premises, whether or not the same originates or emanates from the Premises or any contiguous real property, including any loss of value of any of the Premises as a result of any of the foregoing;

(2) any costs of Remedial Action incurred by the United States Government or any costs incurred by any other Person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction or loss incurred pursuant to any Environmental Laws; and/or

(3) liability for personal injury or property damage arising under any statutory or common law tort theory, including damages assessed for the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near any of the Premises.

Notwithstanding anything to the contrary contained herein, Lender's recourse hereunder shall be limited to the Collateral and the assets of Indemnitors (but not The Goldman Sachs Group, Inc., the Whitehall Parties, Wellsford, Wellsford Commercial Properties Trust or any members in, or members, shareholders, officers, directors or employees of, WWG or any members in WWG) and Wellsford/Whitehall's liability hereunder shall be limited to the extent and in the manner set forth in the Joinder to the Loan Agreement. Lender agrees to look first to the assets of Borrower and WWG 401 in connection with the satisfaction of any claim or liability arising from this Agreement, but Lender shall have the right to proceed against Wellsford/Whitehall and any of Borrower's other members as stated above with respect to the liabilities referenced herein in the event Borrower disputes or denies such liability or otherwise fails to hold Lender harmless in accordance with the terms hereof. All representations, warranties, indemnities and other agreements made herein by WWG 401 shall be deemed applicable only with respect to the Gateway Tower Premises, since WWG 401 has no ownership interest in the other Premises.

The provisions of this Agreement shall apply whether or not the Environmental Protection Agency, or any other federal agency or any state or local environmental agency, has taken or threatened any action in connection with the presence of any Hazardous Materials. Notwithstanding the foregoing or anything else to the contrary in the Loan Documents, in no event shall Indemnitors indemnify Lender for any Environmental Liabilities and Costs caused by (i) actions taken solely and negligently by Lender, its successors and assigns (including any purchaser at a foreclosure sale), or (ii) the presence of Hazardous Materials on any of the Premises which is brought on the Premises during the time that Lender or its successors or assigns (including a purchaser at a foreclosure sale) takes actual physical possession and control of such Premises (except to the extent caused by Indemnitors).

(1) In the event of any Release, the threat of a Release, or the presence of any Hazardous Materials, where such may result in Environmental Liabilities and Costs, affecting any of the Borrower Properties, whether or not the same originates or emanates from any of the Borrower Properties or any contiguous real property, or if Borrower or WWG 401 shall fail to comply with any of the requirements of the Environmental Laws, Lender may at its election, but without the obligation so to do, give such notices and/or cause such work to be performed and/or take any and all other actions as Lender shall reasonably deem necessary in order to abate such Release, remove the Hazardous Materials to the extent required by the Environmental Laws, cure Borrower's or WWG 401's noncompliance with Environmental Laws or take such steps as it deems necessary to remove any lien imposed by federal or state authorities under Environmental Laws.

16 Attorney's Fees. If Lender, or someone on Lender's behalf, retains the services of any attorney in connection with the subject of indemnity herein, Indemnitors shall pay Lender's reasonable out-of-pocket costs and reasonable attorney's fees thereby incurred. Lender may employ an attorney of Lender's own choice.

17 Interest. In the event that Lender incurs any obligations, costs or expenses under this Agreement, Indemnitors shall pay such obligations, costs or expenses to Lender immediately on demand with interest thereon from the date of demand at the Default Rate, until such amount, plus interest, is paid in full.

18 Joint and Several Liability. If more than one Person executes this Agreement as an Indemnitor, each such Person's obligations hereunder are joint and several with each other and any other Person now or hereafter obligated in connection with Indemnitors' obligations under the Loan Documents. A separate action or actions may be brought and prosecuted against each Indemnitor, whether or not action is brought against any other Person, and whether or not any other Indemnitor or any other Person is joined in such action or actions.

19 Consent to Jurisdiction. Indemnitors consent to the exercise of personal jurisdiction over Indemnitors by any federal or state court in the State of New York, and waives any and all personal rights under the law of any other state to object to jurisdiction within the State of New York for purposes of litigation to enforce Indemnitors' obligations under this Agreement.

110 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged, by a nationally recognized overnight delivery service (such as Federal Express), or by registered or certified mail, return receipt requested, postage prepaid, or telecopied and confirmed by telecopy answerback, addressed as follows:

If to Lender, at:        General Electric Capital Corporation
                         c/o GE Capital Realty Group, Inc.
                         16479 Dallas Parkway, Suite 600
                         Addison, Texas  75001-2512
                         Attn:    Asset Manager (Whitehall/Wellsford)
                         Telecopy Number:  (972) 447-2667

      with a copy to:    General Electric Capital Corporation
                         292 Long Ridge Road
                         Stamford, Connecticut  06927
                         Attn:    Kevin L. Korsh, Esq. (Whitehall/Wellsford)
                         Telecopy Number:  (203) 357-6768

If to Borrower, at:      Wellsford/Whitehall Holdings, L.L.C.
                         c/o WP Commercial, L.L.C.
                         26 Main Street
                         Chatham, New Jersey  07928
                         Attn:    Mr. Richard Previdi and Steven Jason, Esq.
                         Telecopy Number:  (973) 701-1115

      with a copies to:  Whitehall Street Real Estate Limited Partnership XI
                         85 Broad Street, 10th Floor
                         New York, New York  10004
                         Attn:    Chief Financial Officer
                         Telecopy Number:  (212) 357-5505

      and to:

                         Sullivan & Cromwell
                         125 Broad Street
                         New York, new York  10004
                         Attn:    Anthony Colletta, Esquire
                         Telecopy Number:  (212) 558-3588

If to WWG 401, at:       WWG 401 North Washington, L.L.C.
                         c/o WP Commercial, L.L.C.
                         26 Main Street
                         Chatham, New Jersey  07928
                         Attn:    Mr. Richard Previdi and Steven Jason, Esq.
                         Telecopy Number:  (973) 701-1115

      with a copies to:  Whitehall Street Real Estate Limited Partnership XI
                         85 Broad Street, 10th Floor
                         New York, New York  10004
                         Attn:    Chief Financial Officer
                         Telecopy Number:  (212) 357-5505

                         and to:

                         Sullivan & Cromwell
                         125 Broad Street
                         New York, New York  10004
                         Attn:    Anthony Colletta, Esquire
                         Telecopy Number:  (212) 558-3588

If to Wellsford/Whitehall, at:  c/o WP Commercial, L.L.C.
                         26 Main Street
                         Chatham, New Jersey  07928
                         Attn:    Mr. Richard Previdi and Steven Jason, Esq.
                         Telecopy Number:  (973) 701-1115

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or the next Business Day if sent by a nationally recognized courier service, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

111 Waivers. Indemnitors waive trial by jury in any action brought on, under or by virtue of this Agreement and waive any right to require Lender at any time to pursue any remedy in Lender's power whatsoever. The failure of Lender to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any such terms, nor shall it prevent Lender from insisting upon strict compliance with this Agreement or any other Loan Documents at any time thereafter.

112 Severability. If any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

113 Inconsistencies Among the Loan Documents. Nothing contained herein is intended to modify in any way the obligations of Indemnitors under the Note, any Deed of Trust or any other Loan Documents. Any inconsistencies among the Loan Documents shall be construed, interpreted and resolved so as to benefit Lender, and Lender's election of which interpretation or construction is for Lender's benefit shall govern.

114  Successors  and  Assigns.   This  Agreement  shall  be  binding  upon  each
Indemnitor's successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

115 Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

116 Controlling Laws. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

117 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument.

118 Incorporation of Suretyship Provisions. Wellsford/Whitehall hereby makes, in favor of Lender, the waivers, agreements and understandings as are set forth in the Joinder to the Loan Agreement, and WWG 401 hereby makes, in favor of Lender, the waivers, agreements and understandings as are set forth in the Gateway Tower Guaranty, which waivers, agreements and understandings are incorporated in this
Section 18 by this reference as though set forth in full herein.

119 Incorporation of Section 2.8. Section 2.8 of the Loan Agreement, regarding, the representations, warranties, covenants or agreements in any Loan Document regarding the Nomura Loan, the Nomura Properties, the Nomura Borrower and/or the Nomura Loan Documents, is incorporated herein by this reference, and shall supersede any conflicting provisions contained herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     IN  WITNESS   WHEREOF,   Indemnitors  have  duly  executed  this  Hazardous
Substances Indemnity Agreement as of the day and year first above written.

     "BORROWER":

     WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company

     By:    Wellsford/Whitehall Properties II, L.L.C., a Delaware
            limited liability company, its managing member

            By: Wellsford/Whitehall Group, L.L.C., a Delaware limited liability company, its sole member

                     By: WP Commercial, L.L.C., a Delaware limited liability company, its manager


                              By:      /s/ Alan Kava
                                       -------------
                                       Name:   Alan Kava
                                       Title:  Authorized Signatory


     "WELLSFORD/WHITEHALL":

                    WELLSFORD/WHITEHALL   GROUP,   L.L.C.,  a  Delaware  limited
                    liability company

                    By: WP Commercial, L.L.C., a Delaware limited liability company, its manager

                              By:      /s/ Alan Kava
                                       -------------
                                       Name:   Alan Kava
                                       Title:  Authorized Signatory

WELLSFORD/WHITEHALL PROPERTIES II, L.L.C., a Delaware limited liability company

     By:  Wellsford/Whitehall   Group,  L.L.C.,  a  Delaware  limited  liability
          company, its sole member

     By:  WP Commercial,  L.L.C.,  a Delaware  limited  liability  company,  its manager


                              By:      /s/ Alan Kava
                                       -------------
                                       Name:   Alan Kava
                                       Title:  Authorized Signatory


"WWG 401":

WWG 401 NORTH WASHINGTON, L.L.C., a Delaware limited liability company

     By: Wellsford/Whitehall Holdings, L.L.C., a Delaware limited liability company

          By: Wellsford/Whitehall Properties II, L.L.C., a Delaware limited liability company, its managing member

               By:  Wellsford/Whitehall   Group,   L.L.C.,  a  Delaware  limited
                    liability company, its sole member

                    By: WP Commercial, L.L.C., a Delaware limited liability company, its manager


                              By:      /s/ Alan Kava
                                       -------------
                                       Name:   Alan Kava
                                       Title:  Authorized Signatory



"LENDER":

GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation


By:   /s/ Paul St. Arnauld
      --------------------
      Paul St. Arnauld, Authorized Signatory